UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2011
CRESTWOOD MIDSTREAM PARTNERS LP
(Exact name of registrant as specified in charter)

Delaware	001-33631	56-2639586
(State of Incorporation or	(Commission File Number)	(IRS Employer Identification
Organization)		No.)
717 Texas Avenue, Suite 3150
Houston, TX 77002
(Address of principal executive offices) (Zip Code)
(832) 519-2200
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
EX-99.1

Item 7.01 Regulation FD Disclosure
     On November 14, 2011, Crestwood Midstream Partners LP (the “Partnership”) issued a news release announcing that Robert G. Phillips, Chairman, President and Chief Executive Officer of Crestwood Gas Services GP LLC, the general partner of the Partnership, will present at the Citi North American Credit Conference in New York City, New York, on Tuesday, November 15, 2011. The Partnership also announced that William G. Manias, Senior Vice President and Chief Financial Officer of Crestwood Gas Services GP LLC, will present at the RBC Capital Markets’ MLP Conference in Dallas, Texas on Thursday, November 17, 2011. The presentations will provide an overview of the Partnership.
     The presentation materials will be posted in the Investor Relations section of the Partnership’s website at www.crestwoodlp.com prior to the presentations. The presentations will be webcast live over the internet and available for replay in the Investor Relations section of the Partnership’s website for 30 days after the original webcasts are concluded. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.
     The information set forth in this Item 7.01, as well as statements made by representatives of the Partnership during the course of the presentations, include “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01, or made during the course of the presentations, that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.
     The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership’s risk factors and other cautionary statements please consult the Partnership’s Form 10-K, filed with the SEC for the year ended December 31, 2010, and the Partnership’s Forms 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.
     The information furnished in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Press Release issued by Crestwood Midstream Partners LP dated November 14, 2011

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD MIDSTREAM PARTNERS LP
	By:	Crestwood Gas Services GP LLC
its general partner

Date: November 14, 2011	By:	/s/ Kelly J. Jameson
Kelly J. Jameson
Senior Vice President and General Counsel

EXHIBITS

Exhibit Number	Description of Exhibit

99. 1	Press Release issued by Crestwood Midstream Partners LP dated November 14, 2011